HERE CONFIDENTIAL	Exhibit 10.16.33+

FIRST AMENDMENT TO GENERAL LICENSE AGREEMENT
This First Amendment (“First Amendment”) to the General License Agreement, effective February 10, 2014 (“Agreement”), by and between Telenav, Inc. (“Customer”) and HERE North America, LLC ( “HERE”), is made and entered into as of the date of latest signature below (“Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this First Amendment shall have the meanings set forth in the Agreement.
WHEREAS, the Parties desire to amend certain terms of the Agreement;
NOW THEREFORE, the Parties agree to amend certain provisions of the Agreement with this First Amendment as follows:

1.
Term. The following shall be added to the end of the first sentence of Section 2 of the Agreement: “…; provided, however, the Term shall extend as necessary in accordance with the Update Term to the TL Term as defined under [*****].

2.	Exhibit C (Service Level Agreement). Section 2.4 of Exhibit C (Latency Targets) to the Agreement is hereby deleted in its entirety and replaced with the following:
Provider will use commercially reasonable efforts to fulfill End User requests for the Location Platform Services in accordance with the table below.
Service Response Time means the period of time, measured in [*****], from the point in time when the [*****] of a valid request is received by the HERE service to the point in time when the [*****] of the corresponding response is sent from HERE and is computed as the [*****] of all valid requests sent each and every [*****] starting at [*****] Coordinated Universal Time (UTC). Service Response Times are measured based on [*****].

Table 2.4 – Service Response Time
HERE Service	Use Case	Service Response Time [*****] ([*****])
[*****]	[*****]	[*****]
	[*****]	[*****]
[*****]	[*****]	[*****]
	[*****]	[*****]
	[*****]	[*****]

For each HERE Location Platform Service listed in Exhibit A, but for which no Service Response Time is defined in Table 2.4, HERE shall provide a [*****] report that indicates the observed Service Response Time at the [*****] of all valid requests for the service.

3.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 1 to General License Agreement [Telenav, Inc.][NA Automotive PR-010645][10-28-15 lee]    Page 1 of 1

HERE CONFIDENTIAL	Exhibit 10.16.33+

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their authorized representatives as of the Amendment Effective Date.

HERE NORTH AMERICA, LLC	TELENAV, INC.
By: /s/ Neil McTeigue	By: /s/ Michael Strambi
Name: Neil McTeigue	Name: Michael Strambi
Title: Senior Legal Counsel	Title: Chief Financial Officer, Telenav, Inc.
Date: November 4, 2015	Date: 11/12/15

HERE NORTH AMERICA, LLC
By: /s/ Jeannie Lee Newman
Name: Jeannie Lee Newman
Title: Senior Legal Counsel
Date: 11-05-2015

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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